SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS:

DWS Enhanced Commodity Strategy Fund

The following information replaces similar disclosure in the “TAX INFORMATION” section of the fund’s summary prospectus:

The fund’s distributions (dividend distributions are expected to be paid semiannually and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

Please Retain This Supplement for Future Reference

January 26, 2011 PROSTKR–35